UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                   ----------------


                                       FORM 8-K

                                    CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

            Date of Report (Date of Earliest Event Reported): March 18, 2009

                                    TIME WARNER INC.

                (Exact Name of Registrant as Specified in its Charter)


      Delaware                         1-15062                   13-4099534
      --------                         -------                   ----------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
 of Incorporation)                                          Identification No.)

                    One Time Warner Center, New York, New York 10019
                   (Address of Principal Executive Offices) (Zip Code)

                                    212-484-8000
                   (Registrant's Telephone Number, Including Area Code)

                                   Not Applicable
                (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


         On March 18, 2009, Reuben Mark and Richard D. Parsons notified Time Warner Inc. ("Time Warner") of their decision not to stand for re-election to the Board of Directors at Time Warner's 2009 annual meeting of stockholders. Each of Messrs. Mark and Parsons will continue to serve as a director of Time Warner until the 2009 annual meeting of stockholders.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TIME WARNER INC.


                                        By:  /s/ John K. Martin, Jr.
                                             ----------------------------------
                                             Name:  John K. Martin, Jr.
                                             Title: Executive Vice President
                                                    and Chief Financial Officer


  Date:  March 23, 2009